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                                                                    EXHIBIT 23.2


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated December 12, 1996, included in AvTel Communications, Inc.'s Form 10-KSB for the year ended September 30, 1996, and to all references to our firm included in this Registration Statement.



                              /S/ ROBISON HILL & CO.